CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Trading Securities, Cost	$ 766,331	$ 1,870,648
Common Stock, Shares Authorized	250,000,000	250,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001
Common Stock, Shares, Issued	46,539,917	44,569,217
Common Stock, Shares, Outstanding	46,539,917	44,569,217